UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 3, 2007



                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)




          MAINE                         01-28190                01-0413282
(State or other jurisdiction          (Commission             (IRS employer
      of incorporation)               File Number)          Identification No.)




          Two Elm Street, Camden, Maine                    04843
       (Address of principal executive offices)          (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Camden National Corporation issued a press release on January 3, 2007, which is attached as Exhibit 99.1, declaring a quarterly dividend of $0.24 per share payable on January 31, 2007 for shareholders of record on January 16, 2007.

Item 9.01 - Financial Statements and Exhibits


         (c)    Exhibits.

                99.1        Dividend announcement press release

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

        CAMDEN NATIONAL CORPORATION



             By:    /s/ Sean G. Daly                       Date: January 3, 2007
                   -------------------------------------
                   Sean G. Daly
                   Chief Financial Officer and Principal
                   Financial & Accounting Officer